UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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BlackRock Investment Quality Municipal Income Trust

BlackRock New Jersey Investment Quality Municipal Trust, Inc.

BlackRock New York Investment Quality Municipal Trust, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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                , 2012

Dear Shareholder:

A joint special meeting of BlackRock Investment Quality Municipal Income Trust (“RFA”), BlackRock New Jersey Investment Quality Municipal Trust, Inc. (“RNJ”) and BlackRock New York Investment Quality Municipal Trust, Inc. (“RNY”) (each, a “Fund”) will be held at the offices of BlackRock Advisors, LLC (the “Advisor”), 1 University Square Drive, Princeton, NJ 08540, on Thursday, May 31, 2012, at 9:00 a.m. (Eastern time), to consider and vote on the proposal discussed in the enclosed joint proxy statement.

The purpose of the meeting is to seek shareholder approval of the liquidation and dissolution of RNJ and RNY and the liquidation and termination of RFA (each, a “Liquidation”), pursuant to each Fund’s Plan of Liquidation and Dissolution (in the case of RNJ and RNY) or Plan of Liquidation and Termination (in the case of RFA). The Board of Directors or Trustees (each, a “Board,” the members of which are referred to as “Board Members”) of each Fund has unanimously approved the Liquidation of its Fund subject to the approval of the Fund’s shareholders and the submission of the Liquidation of its Fund for shareholder approval. Each Board has reviewed the available alternatives and circumstances and determined that the Liquidation of its Fund is advisable and in the best interests of its Fund and its shareholders.

The Board Members responsible for your Fund unanimously recommend that you vote “FOR” the Liquidation of your Fund. In connection with your vote, we urge you to read the full text of the enclosed joint proxy statement.

Your vote is important. If you are a record holder of a Fund’s shares and plan to attend the meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport. If you hold your shares of a Fund through a bank, broker or other custodian, and plan to attend the meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of shares in a Fund, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other custodian or broker’s statement indicating ownership as of the Record Date. If you hold your common or preferred shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the special meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the special meeting. Even if you plan to attend the meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

You have received this joint proxy statement because you were a shareholder of record of at least one of the Funds on April 4, 2012.

Please be certain to vote by telephone or via the Internet with respect to each Fund in which you are a shareholder of record or sign, date and return each proxy card you receive from us.

In the event that a Fund’s shareholders approve the Liquidation, the Advisor intends to request the Board of Directors or Trustees of one or more open-end municipal funds advised by the Advisor to authorize the offering of shares of such open-end fund(s) to shareholders of the liquidating Fund without the imposition of a sales load for a limited period of time following the Liquidation so as to provide such shareholders with an opportunity to reinvest the proceeds of the Liquidation without incurring transaction fees. In the event that a Fund’s shareholders approve the Liquidation, the Advisor will provide such shareholders with additional information about the funds in which shareholders can reinvest the proceeds of the Liquidation without incurring transaction fees and how to do so.

If you have any questions about the proposal to be voted on, please call Georgeson Inc., the firm assisting us in the solicitation of proxies, at 1-866-856-2826.

Sincerely,

Ira P. Shapiro

Secretary of the Funds

BlackRock Closed-End Funds

100 Bellevue Parkway, Wilmington, DE 19809

(800) 441-7762

IMPORTANT INFORMATION FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed joint proxy statement, for your convenience we have provided a brief overview of the matters to be voted on.

Questions and Answers

Q:	Why am I receiving the joint proxy statement?

A:	This joint proxy statement describes a proposal to liquidate and dissolve RNJ and RNY and liquidate and terminate RFA (each, a “Liquidation”)—each, a matter which requires shareholder approval—and provides you with other information relating to the meeting. The enclosed proxy card(s) indicate the Fund(s) in which you own shares.

Q:	Why is the Liquidation being proposed?

A:	The Boards of the Funds, after careful deliberation and a review of the available alternatives and circumstances, determined that the Liquidation is advisable and in the best interests of each Fund and its shareholders, and unanimously approved the Liquidation of its Fund subject to shareholder approval and the submission of the Liquidation of its Fund pursuant to each Fund’s Plan of Liquidation and Dissolution (in the case of RNJ and RNY) or Plan of Liquidation and Termination (in the case of RFA) (each, a “Plan”), for shareholder approval at the special meeting. In making their determinations, the Boards considered a variety of factors, including, among other things: (i) the Fund’s asset size, current and anticipated future expenses and expense ratio and ability to maintain its current level of distributions on the common shares; (ii) the relatively low trading volume of the common shares; (iii) the common shares’ trading history; (iv) the impact of litigation on the corporate governance of the Fund(s); (v) the impact of the Fund’s asset size on the Fund’s capital structure flexibility and the availability and costs of alternative forms of leverage; (vi) that the Liquidation would provide liquidity to holders of common shares and preferred shares that might not otherwise be available or may be limited; (vii) that the Fund’s proxy, legal and similar administrative liquidation expenses will be borne by the Advisor; (viii) the impact of the Fund’s asset size on the Fund’s portfolio management; and (ix) other alternatives available to the Fund. Please refer to the section entitled “Proposal to Liquidate and Dissolve or Liquidate and Terminate Each Fund—Reasons for the Liquidation” in the enclosed joint proxy statement for a more detailed discussion of the factors considered by the Boards.

Q:	What will happen if the Liquidation is approved at the special meeting?

A:	If a Liquidation is approved by a Fund’s shareholders, the Fund will provide notice of redemption of its remaining preferred shares, declare a dividend, adopt the Plan and proceed to liquidate and dissolve or liquidate and terminate, as applicable. The Plan would become effective as of the date determined by the Board or its delegee. As soon as reasonably practicable thereafter, the Board or its delegee would determine a “cessation date” after which the Fund would cease its business as an investment company and would not engage in any business activity except for the purpose of winding-up its business and affairs, preserving the value of its assets, liquidating portfolio securities, discharging or making reasonable provision for the payment of all liabilities and distributing its remaining assets to shareholders in accordance with its Plan.

Q:	If the Liquidation is approved, when will the Liquidation occur?

A:	While each Fund is unable to predict when it will complete the orderly sale of its assets or when it will make liquidating distribution(s) to shareholders under its Plan, each Fund currently anticipates completing the orderly sale of its assets and making an initial liquidating distribution to shareholders by the end of the third quarter of 2012. No assurance can be given that your Fund will complete the orderly sale of its assets or make any liquidating distributions to shareholders in such timeframe.

Q:	What happens if shareholders of one Fund do not approve its Liquidation but shareholders of another Fund approve its Liquidation?

A:	An unfavorable vote on a proposed Liquidation by the shareholders of one Fund will not affect the implementation of a Liquidation by the other Funds, if such Liquidation is approved by the shareholders of the other Fund.

Q:	What will happen if the Liquidation is not approved at the special meeting?

A:	If the Liquidation is not approved by shareholders, the Fund will continue to operate as an investment company with the same investment objectives as in the past, while its Board considers whether another course of action is available that would benefit the Fund and its shareholders. If the Liquidation is not approved, the Boards anticipate that the Funds will continue to have relatively higher operating expenses in the future when compared with similar, larger closed-end funds. Such operating expenses may also increase significantly to the extent that fixed costs of the Funds increase (for example, if the costs associated with a Fund’s leveraged capital structure were to increase as a result of refinancing activity or otherwise). A higher expense ratio (or any similar increase in expenses) reduces net investment income payable to common shareholders, resulting in reduced investment returns over time. Such a reduction in net investment income may adversely affect the market price at which the Funds trade, including by potentially reducing the likelihood that common shares will trade at a premium to net asset value in the future. The Boards of the Funds, after careful deliberation and a review of the available alternatives and circumstances determined that the Liquidation is advisable and in the best interests of each Fund and its shareholders. The Boards do not believe that continuation of the Funds in their current form is viable or in the best interest of shareholders. Please refer to the section entitled “Proposal to Liquidate and Dissolve or Liquidate and Terminate Each Fund—Reasons for the Liquidation” in the enclosed joint proxy statement for a more detailed discussion of the reasons the Board of each Fund does not believe that the continuation of its Fund in its current form is viable or in the best interest of shareholders.

Q:	How do the Boards of the Funds recommend that I vote for the Proposal?

A:	The Board responsible for your Fund unanimously recommends that you vote “FOR” your Fund’s Liquidation. Each Board has reviewed the available alternatives and circumstances and determined that the Liquidation is advisable and in the best interests of its Fund and its shareholders.

Q:	How do I vote my shares?

A:	You can provide voting instructions by telephone by calling the toll-free number on the proxy card(s) or by computer by going to the Internet address provided on the proxy card(s) and following the instructions. Alternatively, you can vote your shares by signing and dating the proxy card(s) and mailing it (them) in the enclosed postage-paid envelope.

You may also attend the meeting and vote by ballot in person; however, even if you intend to do so, we encourage you to provide voting instructions by one of the methods discussed above.

If you are a record holder of a Fund’s shares and plan to attend the meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport.

If you hold your shares of a Fund through a bank, broker or other custodian, and plan to attend the meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of shares in a Fund, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other custodian or broker’s statement indicating ownership as of the Record Date. If you hold your common or preferred shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the special meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the special meeting.

Q:	Will my vote make a difference?

A:	Your vote is very important and can make a difference in the governance and management of your Fund(s), no matter how many shares you own. Your vote can help ensure the Liquidation will be approved. We encourage all shareholders to participate in the governance of their Fund(s).

Q:	Are the Funds paying for the cost of the joint proxy statement?

A:	The Advisor of each Fund will bear expenses relating to the preparation, printing and mailing of the proxy solicitation materials and direct costs associated with the liquidation of each Fund. Each Fund will incur transaction costs associated with the liquidation of its portfolio securities.

The Funds and BlackRock, Inc. have retained Georgeson Inc. (“Georgeson”), 199 Water Street, 26th Floor, New York, NY, 10038, a proxy solicitation firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that Georgeson will be paid approximately $6,700, $6,600 and $7,000 for RFA, RNJ and RNY, respectively, for such services (including reimbursements of out-of-pocket expenses). In addition, Broadridge Financial Solutions, Inc. (“Broadridge”), 51 Mercedes Way, Edgewood, NY 11717, will assist the Funds in the distribution of proxy materials. It is anticipated that Broadridge will be paid approximately $3,400, $3,400 and $3,800 for RFA, RNJ and RNY, respectively, for such services (including reimbursements of out-of-pocket expenses).

Q:	Whom do I call if I have questions?

A:	If you need more information, or have any questions about voting, please call Georgeson, the Funds’ proxy solicitor, at 1-866-856-2826.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to indicate your voting instructions on the proxy card(s), and if voting by mail, date and sign it (them) and return it (them) promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet, no matter how large or small your holdings may be. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the meeting.

            , 2012

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 31, 2012

A joint special meeting of the shareholders of BlackRock Investment Quality Municipal Income Trust, BlackRock New Jersey Investment Quality Municipal Trust, Inc. and BlackRock New York Investment Quality Municipal Trust, Inc. (each, a “Fund”) will be held at the offices of BlackRock Advisors, LLC (the “Advisor”), 1 University Square Drive, Princeton, NJ 08540, on Thursday, May 31, 2012, at 9:00 a.m. (Eastern time), to consider and vote on the proposal, as more fully described in the accompanying joint proxy statement:

For Shareholders of BlackRock Investment Quality Municipal Income Trust (“RFA”)

PROPOSAL

To approve the liquidation and termination of the Fund pursuant to the Plan of Liquidation and Termination.

To transact such other business as may properly come before the meeting or any adjournments, postponements or delays thereof.

For Shareholders of BlackRock New Jersey Investment Quality Municipal Trust, Inc. (“RNJ”)

PROPOSAL

To approve the liquidation and dissolution of the Fund pursuant to the Plan of Liquidation and Dissolution.

To transact such other business as may properly come before the meeting or any adjournments, postponements or delays thereof.

For Shareholders of BlackRock New York Investment Quality Municipal Trust, Inc. (“RNY”)

PROPOSAL

To approve the liquidation and dissolution of the Fund pursuant to the Plan of Liquidation and Dissolution.

To transact such other business as may properly come before the meeting or any adjournments, postponements or delays thereof.

The purpose of the meeting is to seek shareholder approval of the liquidation and dissolution of RNJ and RNY and the liquidation and termination of RFA (each, a “Liquidation”) pursuant to each Fund’s Plan of Liquidation and Dissolution (in the case of RNJ and RNY) or Plan of Liquidation and Termination (in the case of RFA). The Board of Directors or Trustees (each, a “Board,” the members of which are referred to as “Board Members”) of each Fund has unanimously approved the Liquidation of its Fund subject to the approval of the Fund’s shareholders and the submission of the Liquidation of its Fund for shareholder approval. Each Board has reviewed the available alternatives and circumstances and determined that the Liquidation of its Fund is advisable and in the best interests of its Fund and its shareholders.

Your Board unanimously recommends that you vote “FOR” the Liquidation.

Shareholders of record of each Fund as of the close of business on April 4, 2012 are entitled to vote at the meeting and at any adjournments, postponements or delays thereof.

If you owned shares in more than one Fund as of April 4, 2012, you may receive more than one proxy card. Please be certain to sign, date and return each proxy card you receive from us.

If you have any questions about the proposal to be voted on, please call Georgeson Inc., the firm assisting us in the solicitation of proxies, at 1-866-856-2826.

By Order of the Boards,

Ira P. Shapiro

Secretary of the Funds

BlackRock Closed-End Funds

100 Bellevue Parkway, Wilmington, DE 19809

(800) 441-7762

BlackRock Closed-End Funds

Holding Special Meetings of Shareholders on May 31, 2012

Name of Fund	Ticker
BlackRock Investment Quality Municipal Income Trust	RFA

BlackRock New Jersey Investment Quality Municipal Trust, Inc.	RNJ

BlackRock New York Investment Quality Municipal Trust, Inc.	RNY

i

PRELIMINARY PROXY MATERIALS—SUBJECT TO COMPLETION

SPECIAL MEETING OF SHAREHOLDERS

MAY 31, 2012

JOINT PROXY STATEMENT

This joint proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Boards of Directors or Trustees (each, a “Board,” the members of which are referred to as “Board Members”) of BlackRock Investment Quality Municipal Income Trust (“RFA”), BlackRock New Jersey Investment Quality Municipal Trust, Inc. (“RNJ”) and BlackRock New York Investment Quality Municipal Trust, Inc. (“RNY”) (each, a “Fund”). The proxies will be voted at the joint special meeting of shareholders of the Funds and at any and all adjournments, postponements or delays thereof. The meeting will be held at the offices of BlackRock Advisors, LLC (the “Advisor”), 1 University Square Drive, Princeton, NJ 08540, on Thursday, May 31, 2012, at 9:00 a.m. (Eastern time). The meeting will be held for the purposes set forth in the accompanying notice.

The Boards of the Funds have determined that the use of this Proxy Statement for the meeting is in the best interests of the Funds and their shareholders in light of the similar matters being considered and voted on by the shareholders of each Fund. Distribution to shareholders of this Proxy Statement and the accompanying materials will commence on or about            , 2012.

RNJ and RNY are organized as Maryland corporations. RFA is organized as a Massachusetts business trust. The Funds are closed-end investment companies registered under the Investment Company Act of 1940 (the “1940 Act”).

Shareholders of record of a Fund as of the close of business on April 4, 2012 (the “Record Date”) are entitled to notice of and to vote at that Fund’s meeting. Shareholders of the Funds are entitled to one vote for each share held, with no shares having cumulative voting rights. Holders of the auction rate municipal preferred stock or auction rate municipal preferred shares of beneficial interest (collectively, “AMPS”) of each of the Funds will have equal voting rights with the shares of common stock or common shares of beneficial interest (collectively, the “Common Shares”) of the Funds and will vote together with the holders of Common Shares as a single class on the liquidation and dissolution or liquidation and termination, as applicable, of the Funds. In addition, AMPS shareholders of RFA will also vote on the liquidation and termination of RFA as a separate class. The quorum and voting requirements for each Fund are described in the section below entitled “Vote Required and Manner of Voting Proxies.”

The number of shares outstanding of each Fund as of the close of business on the Record Date and the managed assets of each Fund on the Record Date are shown in Appendix A. Except as set forth in Appendix B, to the knowledge of each Fund, as of March 31, 2012, no person was the beneficial owner of more than five percent of a class of a Fund’s outstanding shares.

The Fund in which you owned shares on the Record Date is named on the proxy card. If you owned shares in more than one Fund on the Record Date, you may receive more than one proxy card. Even if you plan to attend the meeting, please sign, date and return EACH proxy card you receive or, if you provide voting instructions by telephone or via the Internet, please vote on the proposals affecting EACH Fund you own. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s). This code is designed to confirm your identity, provide access into the voting website and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the meeting will be voted at the meeting. On any matter coming before the meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a proxy card is properly executed and returned and no choice is specified with respect to the proposal, the shares will be voted “FOR” the proposal. Shareholders who execute proxies or provide voting instructions by telephone or via the Internet may revoke them with respect to the proposal at any time before a vote is taken on the proposal by filing with the applicable Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the Delaware address below), by delivering a duly executed proxy bearing a later date or by attending the meeting and voting in person by ballot, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

If you are a record holder of a Fund’s shares and plan to attend the meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport. If you hold your shares of a Fund through a bank, broker or other custodian, and plan to attend the meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of shares in a Fund, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other custodian or broker’s statement indicating ownership as of the Record Date.

For directions to the meeting, please contact Georgeson Inc., the firm assisting us in the solicitation of proxies, at 1-866-856-2826.

Each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the applicable Fund at 100 Bellevue Parkway, Wilmington, DE 19809, or by calling toll free at 1-800-441-7762. Copies of annual and semi-annual reports of each Fund are also available on the EDGAR Database on the Securities and Exchange Commission’s website at www.sec.gov.

BlackRock will update performance data for the Funds, as well as certain other data for Funds that are municipal funds, on a monthly basis on its website in the “Closed-End Funds” section of www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the BlackRock Closed-End Funds.

Please note that only one annual or semi-annual report or Proxy Statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement, or for instructions how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the applicable Fund at the Delaware address above and phone number set forth above.

YOUR VOTE IS IMPORTANT

To avoid the wasteful and unnecessary expense of further solicitation and no matter how large or small your holdings may be, we urge you to indicate your voting instructions on the enclosed proxy card(s), and if received by mail, date and sign it (them) and return it (them) promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet. If you submit a properly executed proxy card but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the proposal. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE SHAREHOLDER MEETING TO BE HELD ON MAY 31, 2012

The Proxy Statement is available at www.proxy-direct.com/blk23482.

BlackRock Closed-End Funds

100 Bellevue Parkway, Wilmington, DE 19809

(800) 441-7762

PROPOSAL TO LIQUIDATE AND DISSOLVE OR LIQUIDATE AND TERMINATE EACH FUND

The purpose of the proposal is to approve the liquidation and dissolution of RNJ and RNY and the liquidation and termination of RFA (each, a “Liquidation”), pursuant to each Fund’s Plan of Liquidation and Dissolution (in the case of RNJ and RNY) or Plan of Liquidation and Termination (in the case of RFA) (each, a “Plan”).

Summary. In determining to approve and recommend to shareholders the Liquidation of the Funds, the Board of each Fund considered a variety of factors, including among other things: (i) the Fund’s asset size, current and anticipated future expenses and expense ratio and ability to maintain its current level of distributions on the common shares; (ii) the relatively low trading volume of the common shares; (iii) the common shares’ trading history; (iv) the impact of litigation on the corporate governance of the Fund(s); (v) the impact of the Fund’s asset size on the Fund’s capital structure flexibility and the availability and costs of alternative forms of leverage; (vi) that the Liquidation would provide liquidity to holders of common shares and preferred shares that might not otherwise be available or may be limited; (vii) that the Fund’s proxy, legal and similar administrative liquidation expenses will be borne by the Advisor; (viii) the impact of the Fund’s asset size on the Fund’s portfolio management; and (ix) other alternatives available to the Fund. After deliberation and consideration, the Board of each Fund unanimously approved the Liquidation of its Fund subject to the approval of the Fund’s shareholders and the submission of the Liquidation of its Fund for shareholder approval.

Introduction. The Board of each Fund has unanimously approved the recommendation of the Advisor that each Fund submit the Liquidation pursuant to each Fund’s Plan for approval of each Fund’s shareholders. A copy of the form of Plan is attached hereto as Appendix C. If shareholders approve the Liquidation pursuant to the Plan, the Fund will provide notice of redemption of its remaining preferred shares, declare a dividend, adopt the Plan and proceed to liquidate and dissolve or liquidate and terminate, as applicable. The Fund will begin the orderly liquidation of its assets, determine and pay, or set aside in cash or cash equivalents, the amount of all of its known or reasonably ascertainable liabilities and obligations, including liabilities associated with its financial leverage, redeem its AMPS and make one or more liquidating distributions to its common shareholders. Such distributions will be paid in cash. If a Fund’s shareholders do not approve the Liquidation pursuant to the Plan, the Fund will continue to operate as an investment company with the same investment objectives as in the past, while the Fund’s Board considers whether another course of action is available that would benefit the Fund and its shareholders. The Boards do not believe that continuation of the Funds in their current form is viable or in the best interest of shareholders.

Reasons for the Liquidation. In determining to approve and recommend to shareholders the Liquidation, the Board of each Fund considered a variety of factors, including (in no particular order), among other things:

•

The Fund’s asset size, current and anticipated future expenses and expense ratio and ability to maintain its current level of distributions on the common shares. Each Fund’s asset size is relatively small compared to other closed-end funds. While the Funds each have relatively competitive contractual management fees, the Funds historically have had higher operating expenses than those of similar, larger funds, as each Fund’s shareholders bear the impact of certain fixed costs to a greater extent than if they were invested in a larger fund. Given the relatively small size of the Funds, the Boards anticipate that the Funds will continue to have relatively higher operating expenses in the future when compared with similar, larger closed-end funds. Such operating expenses may also increase significantly to the extent that fixed costs of the Funds increase (for example, if the costs associated with a Fund’s leveraged capital structure were to increase as a result of refinancing activity or otherwise). A higher expense ratio (or any similar increase in expenses) reduces net investment income payable to common shareholders, resulting in reduced investment returns over time. Such a reduction in net investment income may adversely affect the market price at which the Funds trade, including by potentially reducing the likelihood that common shares will trade at a premium to net asset value in the future.

•

The relatively low trading volume of the Fund’s common shares. Given each Fund’s relatively small size compared to other closed-end funds, the Funds’ common shares have a substantially lower trading volume than many similar, larger closed-end funds. A low trading volume potentially makes entering and exiting the Funds on the stock exchange difficult and costly for common shareholders, creating market inefficiencies and volatility. For example, smaller funds generally trade with wider bid-ask spreads as the small public float makes regular trading difficult. In addition, low trading volume may result in significant price changes in response to modest transaction activity. Consequently, while the Fund’s common shares may at times have had a market value premium to net asset value, any such premium to net asset value may not actually be realizable by investors seeking liquidity of their investment.

•

The common shares’ trading history. Historically, RFA and RNY have typically traded at a discount to net asset value, and RNJ has typically traded at a premium to net asset value. While RFA and RNJ both ended the calendar year at a premium to net asset value and RNY ended the calendar year at a discount to net asset value, the Funds have frequently moved between premiums and discounts to net asset value intra-period. As of February 29, 2012, RFA traded at a premium to net asset value of 0.23% and RNJ and RNY traded at discounts to net asset value of -0.87% and -0.26%, respectively. Due to each Fund’s relatively low trading volume, there is no certainty that shareholders seeking liquidity of their investment will be able to realize any recent market price or market price premium to net asset value now or in the future. Please refer to the section entitled “Additional Considerations” for a more detailed discussion of the risks of the Liquidation.

•

The impact of litigation on the corporate governance of the Funds. The Boards noted that in June 2011, RFA entered into an agreement to settle certain litigation brought by certain AMPS holders. Under the terms of the settlement, the complaint was dismissed without prejudice, such holders withdrew their nominees to the Board of RFA and RFA agreed to support one candidate advanced by such holders for election at the 2012 annual meeting of the Fund if all outstanding AMPS issued by RFA have not been redeemed in advance of the 2012 annual meetings of the Fund. Should the Liquidation of RFA not occur and its AMPS not otherwise be redeemed, a representative of such holders likely will become a member of the Board of RFA. In this event, RFA may no longer be able to participate in joint board meetings and certain other joint corporate governance activities with other funds in the BlackRock Closed-End Fund complex, but rather may be required to conduct separate activities at considerable additional expense to the Fund and its shareholders and with significant additional time commitment by the Board and management which may prove a distraction from the day-to-day management of the Fund.

•

The impact of the Fund’s asset size on the Fund’s capital structure and leverage. Each Fund’s relatively small asset size creates difficulties for the management of the Fund’s capital structure and leverage in the current market environment and limits the available alternatives to refinance the AMPS. The Boards have determined that the retirement of the AMPS is in the best interests of the Funds and their shareholders. Reduced capital structure flexibility impedes the Fund’s ability to adjust leverage in response to market changes and increases the potential risk of conflict with preferred shareholders and related costs. Alternative leverage vehicles to AMPS, including tender option bonds or other preferred stock securities, are either heavily collateral-dependent or require a willing counterparty to lend to and/or facilitate a market in the replacement leverage vehicle. In addition, such AMPS refinancing activity may result in the Funds bearing additional fixed costs, which would be borne by Fund shareholders to a greater extent than if they were invested in a larger, similar fund, diminishing the benefits of leverage. Such refinancing considerations include the potential for less favorable refinancing terms for smaller funds.

•

Liquidation would provide liquidity to common and preferred shareholders. Upon liquidation, each Fund’s common shares would have the certainty of liquidity at or around net asset value. Due to each Fund’s relatively low trading volume, this would be a benefit over Fund shareholders’ uncertain ability to realize market price. In addition, the Funds have been unable to hold successful AMPS auctions since February 2008 and AMPS holders have experienced reduced liquidity. The Liquidations would provide the AMPS holders liquidity at their liquidation preference. Please refer to the section entitled “Additional Considerations” for a more detailed discussion of the risks of the Liquidation.

•

The Funds’ proxy, legal and similar administrative liquidation expenses will be borne by the Advisor. The Advisor of each Fund will bear expenses relating to the preparation, printing and mailing of the proxy solicitation materials and direct costs associated with the liquidation of each Fund. Each Fund will incur transaction costs associated with the liquidation of its portfolio securities.

•

The impact of the Fund’s asset size on the Fund’s portfolio management. Given each Fund’s relatively small asset size, the Fund may face challenges regarding diversification and number of holdings. Size constraints may limit the Fund’s ability to acquire bonds in sizes appropriate for the Fund and capitalize on market inefficiencies as the Fund’s portfolio may prove to be less flexible. As the Funds are currently managed alongside a number of similar mandates by the Advisor, the impact of these considerations may be less significant as the Advisor currently is often able to pool trades across funds and/or take advantage of scale otherwise.

•

Other alternatives. The Board of each Fund also discussed with the Advisor other courses of action potentially available to the Funds, including merging each Fund into another closed-end fund, converting each Fund into an open-end fund and merging each Fund into an open-end fund. The Boards also considered the projected costs and feasibility of each option and other information provided by the Advisor, including the Advisor’s analysis of the impact of such options on shareholders.

Based on the foregoing, the Board of each Fund, including all of the Board Members who are not “interested persons” (as defined in the 1940 Act) (the “Independent Board Members”), unanimously approved the Liquidation of its Fund subject to the approval of the Fund’s shareholders and the submission of the Liquidation of its Fund for shareholder approval.

The Board responsible for your Fund(s) unanimously recommends that you vote “FOR” the Liquidation of your Fund(s).

SUMMARY OF THE PLAN OF LIQUIDATION AND DISSOLUTION AND

PLAN OF LIQUIDATION AND TERMINATION

The following summary of the Plan does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Plan, the form of which is attached hereto as Appendix C.

Description of the Liquidation and Related Transactions. The Plan would become effective as of the date determined by the Board or its delegee (the “Effective Date”). Following effectiveness, the Advisor will begin (i) settling and closing the Fund’s business in an organized and deliberate manner, including notifying the Fund’s service providers of the termination of their agreements with the Fund and otherwise providing for the Fund’s obligations; (ii) disposing of, conveying and liquidating the remaining property of the Fund; (iii) applying and distributing the proceeds of the liquidation to discharge or make reasonable provision for the Fund’s debts and liabilities; (iv) declaring and paying final dividends on the outstanding preferred shares and paying all cumulative declared dividends thereon that remain unpaid, if any, and redeeming the outstanding preferred shares in accordance with their terms and applicable law; (v) holding the proceeds of the orderly liquidation of the Fund’s assets in cash or cash equivalents during the liquidation period; (vi) distributing any remaining property among the holders of outstanding shares of common stock in accordance with the provisions of the organizational documents of each Fund; and (vii) filing necessary or appropriate paperwork to dissolve the Fund and to cease the Fund’s registration as an investment company and as may otherwise be determined to be necessary or desirable to dissolve or terminate the Fund and wind-up its affairs. The Advisor may form a liquidating trust to (i) effectuate the Liquidation; (ii) hold assets that have not been reduced to cash and distributed to the Fund’s shareholders at the time of the liquidating distribution; or (iii) hold assets believed to be sufficient to provide for the potential or contingent liabilities and obligations of the Fund.

Amendment of the Plan. Each Fund’s Plan provides that the Board may amend the Plan in any respect by a majority vote of the Board Members and may abandon the Plan by similar vote.

Expenses of the Liquidation. The Advisor of each Fund will bear expenses relating to the preparation, printing and mailing of the proxy solicitation materials and direct costs associated with the liquidation of each Fund. Each Fund will incur transaction costs associated with the liquidation of its portfolio securities.

Federal Income Tax Consequences. The following is only a general summary of certain federal income tax consequences to U.S. shareholders of the Funds’ Liquidation pursuant to the Plan. It is based on current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, judicial decisions and administrative pronouncements, all as of the date of this Proxy Statement and all of which are subject to change, possibly with retroactive effect. No Fund will obtain a ruling from the Internal Revenue Service (the “IRS”) with respect to the consequences of its Liquidation. The statements below are not binding on the IRS (or on the courts), and there can be no assurance that the IRS (or a court) will concur with this summary or that the federal income tax consequences to any shareholder of receiving a liquidating distribution will be as set forth below. Counsel to each Fund has not rendered and will not render any legal opinion regarding any tax consequences to the Fund or to shareholders of the Fund. Neither state nor local tax consequences thereof are discussed herein, and implementing the Plan may affect certain shareholders differently, depending on their particular tax situations. In addition, this discussion does not address non-U.S. tax laws or federal income tax consequences to non-U.S. shareholders. Shareholders thus should consult their own tax advisers regarding the application of the federal income tax law to their particular situation and the state, local, foreign and other tax consequences of each Fund’s Liquidation.

Each Fund has continuously qualified, and expects to continue to qualify during the liquidation period, for treatment as a regulated investment company (“RIC”) under the Code. It therefore expects not to be taxed on any ordinary income it earns or any of the net capital gains it recognizes from the sale of its assets pursuant to its Liquidation. In the unlikely event that any Fund fails to continue to so qualify during the liquidation period, such Fund would be subject to federal income tax at regular corporate rates on its taxable income and net recognized gains without being able to deduct the distributions it makes to shareholders. This could materially reduce the assets available for distribution to shareholders pursuant to the Liquidation.

The liquidating distribution(s) a common shareholder receives should be treated as payment in exchange for the shareholder’s common shares. As a result, each common shareholder would recognize gain or loss in an amount equal to the difference between the shareholder’s amount realized on the liquidating distribution and his or her adjusted tax basis in his or her shares. The amount realized will be equal to the amount of cash plus the fair market value of any non-cash property received by the shareholder. If the shares are held as capital assets, such gain or loss generally would be characterized as capital gain or loss, which would be long-term capital gain or loss if the shares have been held for more than one year at the time of the liquidating distribution. Gain or loss recognized by shareholders that have held their shares for one year or less will be short-term capital gain (taxable at ordinary rates) or loss. Corporate shareholders should note that no preferential federal income tax rate applies to a corporation’s net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), so all income and gain a corporate shareholder recognizes pursuant to the Liquidation will be subject to federal income tax at ordinary rates. Capital losses are generally deductible only to the extent of capital gains. A shareholder’s tax basis in any non-cash property received will generally equal the fair market value of the property on the date of the liquidating distribution. Payment to a preferred shareholder in redemption of his or her AMPS, but not cumulative dividends paid on the AMPS, will be taxed in a similar manner.

Impact of the Plan on each Fund’s Status under the 1940 Act. If the Plan is approved by a Fund’s shareholders, as soon as reasonably practicable after the Fund makes the initial liquidating distribution to shareholders under its Plan, the Fund will cease doing business as a registered investment company and will apply for deregistration under the 1940 Act. It is expected that the Securities and Exchange Commission (the “SEC”) will issue an order approving deregistration of the Fund if the Fund is no longer doing business as an investment company, although there can be no assurance that the SEC will issue such an order. Accordingly, the Plan provides for the eventual cessation of the Fund’s activities as an investment company and the Fund’s deregistration under the 1940 Act, and a vote in favor of the Plan will constitute a vote in favor of such a course of action.

ADDITIONAL CONSIDERATIONS

In addition to the other information contained in this Proxy Statement, you should consider the following factors in determining whether or not to vote in favor of the proposal:

Each Fund is Unable to Estimate Net Proceeds to be Received by Common Shareholders. The actual amount to be received as a liquidating distribution(s) by common shareholders is subject to uncertainties and not possible to predict at this time. The amount available for distribution to common shareholders will be based, in part, on the value of the Fund’s assets at the time of liquidation and then-current market conditions; the amount of the Fund’s actual costs, expenses and liabilities to be paid in the future; the potential market impact of liquidation of portfolio securities under current and developing market conditions; general business and economic conditions; and the time required to liquidate the Fund’s assets, all of which can not be predicted with any certainty at this time.

Each Fund is Unable to Predict at this Time the Length of Time it Would Take to Complete the Liquidation. If a Fund’s shareholders approve the Liquidation pursuant to the Plan, the Fund will be authorized to commence the sale and liquidation of its assets and the Fund will cease investment activity other than managing the sale of securities and the Fund’s cash levels. While each Fund is unable to predict when it will complete the orderly sale of its assets or when it will make liquidating distribution(s) to shareholders under its Plan, each Fund currently anticipates completing the orderly sale of its assets and making an initial liquidating distribution to shareholders by the end of the third quarter of 2012. No assurance can be given that your Fund will complete the orderly sale of its assets or make any liquidating distributions to shareholders in such timeframe.

In effecting the Liquidation, the Advisor expects to invest the cash proceeds from the sale of portfolio securities in tax-exempt money market funds, short-term tax-exempt instruments and/or short-term taxable instruments. However, the Funds will not be managed during the liquidation period in accordance with their investment objectives and policies or in a manner designed to produce investment returns analogous to that which they attempted to achieve during its investment operations. Instead, the Advisor will seek to liquidate the Fund’s investments in an orderly manner. Further, the market value of each Fund’s portfolio securities may decline during the liquidation period resulting in a reduction in the amounts available for ultimate liquidation distribution, and the length of the liquidation period cannot be predicted at this time as described above.

The Liquidity and Market Price of Common Stock Could Decrease. As each Fund sells its assets and distributes liquidating distribution(s) to shareholders, the Fund’s market capitalization may diminish. Market interest in each Fund’s common stock may also diminish. This could reduce the market demand for and liquidity of each Fund’s common stock, which may adversely affect the market price of the common stock. Each Fund currently intends to maintain its listing on the NYSE Amex until such time as the common stock is no longer eligible for listing and trading. However, each Fund anticipates that shares of its common stock will stop trading on the NYSE Amex in advance of the delisting of the Fund’s shares from the NYSE Amex.

Approving the Liquidation May Deprive Common Shareholders of the Possibility of Selling Common Shares at a Premium to Net Asset Value. From time to time, common shares of the Funds have traded at prices above their net asset value. As of February 29, 2012, RFA traded at a premium to net asset value of 0.23% and RNJ and RNY traded at discounts to net asset value of -0.87% and -0.26%, respectively. If the Liquidation is approved, the Fund will liquidate and dissolve or liquidate and terminate, as applicable, and common shareholders will receive liquidating distribution(s) from the proceeds of the sale of the Fund’s assets after the payment or provision for the debts and liabilities of the Fund and the payment of amounts required to be paid to preferred shareholders. This amount would be less than the sale price were shareholders able to sell common shares at a premium to net asset value. Whether the common shares would trade at a premium or a discount to net asset value at any given time in the future is difficult to predict and subject to a variety of factors. Given the relatively low trading volume of each Fund’s common shares, even if such common shares have a market value premium over net asset value, it may be difficult for shareholders to actually realize that premium upon actual sale of all of their investment.

Failure to Approve the Liquidation May Adversely Affect the Funds and their Common Shareholders. If the Liquidation is not approved, the Boards anticipate that the Funds will continue to have relatively higher operating expenses in the future when compared with similar, larger closed-end funds. Such operating expenses may also increase significantly to the extent that fixed costs of the Funds increase (for example, if the costs associated with a Fund’s leveraged capital structure were to increase as a result of refinancing activity or otherwise). A higher expense ratio (or any similar increase in expenses) reduces net investment income payable to common shareholders, resulting in reduced investment returns over time. Such a reduction in net investment income may adversely affect the market price at which the Funds trade, including by potentially reducing the likelihood that common shares will trade at a premium to net asset value in the future.

Each Fund will Terminate Its Automatic Dividend Reinvestment Plan During the Liquidation. If a Fund’s shareholders approve the Liquidation pursuant to the Plan, the Fund will terminate its automatic dividend reinvestment plan so that distributions of dividends and capital gains will be paid to shareholders rather than reinvested in the Fund on the shareholders’ behalf.

The Board responsible for your Fund(s) unanimously recommends that you vote “FOR” the Liquidation of your Fund(s). To vote for the Liquidation, please vote by telephone or via the Internet, as described in the proxy card(s), or date and sign the enclosed proxy card(s) and return it (them) promptly in the enclosed postage-paid envelope.

VOTE REQUIRED AND MANNER OF VOTING PROXIES

A quorum of shareholders is required to take action at the meeting. For RNJ and RNY, the holders of 1/3 of the shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum for purposes of conducting business on such matter. For RFA, the holders of a majority of the shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum for purposes of conducting business on such matter. For RNJ and RNY, the affirmative vote of a majority of a Fund’s outstanding shares of stock at a meeting at which a quorum is present is necessary to approve the Liquidation. For RFA, the affirmative vote of a majority of a Fund’s outstanding shares of stock, voting together as a single class, plus a majority of the Fund’s outstanding AMPS voting as a separate class, at a meeting at which a quorum for each is present is necessary to approve the Liquidation.

Approval of the Liquidation will occur only if a sufficient number of votes are cast “FOR” the Liquidation at each Fund’s meeting. Because each Fund requires the affirmative vote of the holders of a majority of its outstanding shares of stock to approve the Liquidation, abstentions and broker non-votes will have the effect of a vote against the Liquidation.

Votes cast by proxy or in person at each meeting will be tabulated by the inspectors of election appointed for that meeting. The inspectors of election will determine whether or not a quorum is present at the meeting. The inspectors of election will treat withhold votes and broker non-votes, if any, as present for purposes of determining a quorum. Broker non-votes occur when shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) voting instructions have not been received from the beneficial owners or persons entitled to vote; (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter; and (c) the shares are present at the meeting. Shares of AMPS of any Fund held in “street name” may be counted for purposes of establishing a quorum of that Fund if no instructions are received one business day before the applicable meeting or, if adjourned, one business day before the day to which the meeting is adjourned.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a signed and dated proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” the Liquidation.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposals before the meeting. The Funds understand that, under the rules of the New York Stock Exchange, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The proposal is not a “routine” matter and shareholder instructions are required for broker-dealers to vote a beneficial owner’s shares. Therefore, if beneficial owners do not provide proxy instructions or do not return a proxy card that specifies how they wish to vote on the proposal, such action will have the same effect as a vote against the proposal.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but is not required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

ADDITIONAL INFORMATION

5% Beneficial Share Ownership

As of March 31, 2012, to the best of the Funds’ knowledge, the persons listed in Appendix B beneficially owned more than 5% of the outstanding shares of the class of the Funds indicated.

Submission of Shareholder Proposals

If a Fund’s Liquidation is approved, the Fund will cease to exist and will not hold its 2012 annual meeting. If a Fund’s Liquidation is not approved, the Fund expects to hold its 2012 annual meeting in July.

A shareholder proposal intended to be presented at a future meeting of shareholders of a Fund must be received at the offices of the Fund, Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055, in accordance with the timing requirements set forth below. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

If a shareholder intends to present a proposal at the 2012 annual meeting of a Fund’s shareholders and desires to have the proposal included in such Fund’s proxy statement and form of proxy for that meeting pursuant to Rule 14a-8 under the Exchange Act, the shareholder must have delivered the proposal to the offices of the appropriate Fund by Friday, February 17, 2012. In the event a Fund moves the date of its 2012 annual meeting by more than 30 days from the anniversary of its 2011 annual meeting, under current rules, shareholder submissions of proposals for inclusion in such Fund’s proxy statement and proxy card for the 2012 meeting pursuant to Rule 14a-8 under the Exchange Act must be delivered to the Fund a reasonable time before the Fund begins to print and send its proxy materials.

Shareholders who do not wish to submit a proposal for inclusion in a Fund’s proxy statement and form of proxy for the 2012 annual meeting in accordance with Rule 14a-8 may submit a proposal for consideration at the 2012 annual meeting in accordance with the By-laws of the Fund. The By-laws for all of the Funds require that advance notice be given to the Fund in the event a shareholder desires to transact any business, including business from the floor, at an annual meeting of shareholders, including the nomination of Board Members. Notice of any such business or nomination must be in writing, comply with the requirements of the By-laws and be received by the Fund between Wednesday, February 29, 2012 and Friday, March 30, 2012. In order for proposals of shareholders made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received at the Fund’s principal executive offices by Friday, March 30, 2012. In the event a Fund moves the date of its 2012 annual meeting by more than 25 days from the anniversary of its 2011 annual meeting, shareholders who wish to submit a proposal or nomination for consideration at the 2012 annual meeting in accordance with the advance notice provisions of the By-laws of a Fund must deliver such proposal or nomination not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure of the meeting date was made, whichever comes first. If such proposals are not “timely” within the meaning of Rule 14a-4(c), then proxies solicited by the Board for next year’s annual meeting may confer discretionary authority to the Board to vote on such proposals. Copies of the By-laws of each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. Each Fund will also furnish, without charge, a copy of its By-laws to a shareholder upon request. Such requests should be directed to the appropriate Fund at Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055, or by calling toll free at 1-800-441-7762.

For each Fund, written proposals (including nominations) and notices should be sent to the Secretary of the Fund, Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board Member should write their Fund to the attention of the Secretary, Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. Shareholders may communicate with the Boards electronically by sending an e-mail to closedendfundsbod@blackrock.com. The communication should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Chair of the Governance and Nominating Committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the Fund’s Chief Compliance Officer (“CCO”), 100 Bellevue Parkway, Wilmington, DE 19809. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

The Advisor of each Fund will bear expenses relating to the preparation, printing and mailing of the proxy solicitation materials and direct costs associated with the liquidation of each Fund. Each Fund will incur transaction costs associated with the liquidation of its portfolio securities.

Solicitation may be made by mail, telephone, fax, e-mail or the Internet by officers or employees of the Advisor, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Advisor will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the beneficial owners of each Fund’s shares. The Funds and BlackRock, Inc. (“BlackRock”) have retained Georgeson Inc. (“Georgeson”), 199 Water Street, 26th Floor, New York, NY, 10038, a proxy solicitation firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that Georgeson will be paid approximately $6,700, $6,600 and $7,000 for RFA, RNJ and RNY, respectively, for such services (including reimbursements of out-of-pocket expenses). In addition, Broadridge Financial Solutions, Inc. (“Broadridge”), 51 Mercedes Way, Edgewood, NY 11717, will assist the Funds in the distribution of proxy materials. It is anticipated that Broadridge will be paid approximately $3,400, $3,400 and $3,800 for RFA, RNJ and RNY respectively, for such services (including reimbursements of out-of-pocket expenses). Georgeson may solicit proxies personally and by mail, telephone, fax, e-mail or the Internet. Each Fund’s portion of the foregoing expenses is not subject to any cap or voluntary agreement to waive fees and/or reimburse expenses that may otherwise apply to that Fund.

If You Plan to Attend the Special Meeting

Attendance at the special meeting will be limited to the Funds’ shareholders as of the Record Date. Each shareholder will be asked to present valid photographic identification, such as a driver’s license or passport. Shareholders holding shares in brokerage accounts or by a bank or other nominee will be required to show satisfactory proof of ownership of shares in a Fund, such as a voting instruction form (or a copy thereof) or a letter from the shareholder’s bank, broker or other custodian or a brokerage statement or account statement reflecting share ownership as of the Record Date. Cameras, recording devices and other electronic devices will not be permitted at the special meeting.

If you are a registered shareholder, you may vote your shares in person by ballot at the special meeting. If you hold your Common Shares or AMPS in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the special meeting, unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the special meeting.

Privacy Principles of the Funds

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information we receive from your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) information we receive from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory inquiries or service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

BlackRock may share information with its affiliates to service a Client’s account or to provide Clients with information about other BlackRock products or services that may be of interest to them. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the meeting. However, if other matters are properly presented to the meeting for a vote, the proxies will be voted by the persons named in the enclosed proxy upon such matters in accordance with their judgment of the best interests of the Fund.

A list of each Fund’s shareholders of record as of the Record Date will be available for inspection at the shareholder meeting.

Failure of a quorum to be present at any meeting may necessitate adjournment. The persons named in the enclosed proxy may also move for an adjournment of any meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation are reasonable and in the best interests of shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the time of the meeting to be adjourned. Any adjourned meeting or meetings may be held without the necessity of another notice. The persons named in the enclosed proxy will vote in favor of any such adjournment if they believe the adjournment and additional proxy solicitation are reasonable and in the best interests of the Fund’s shareholders. For purposes of determining the presence of a quorum, withhold votes and broker non-votes, if any, will be treated as shares that are present at the meeting.

Please vote promptly by signing and dating each enclosed proxy card, and if received by mail, returning it (them) in the accompanying postage-paid return envelope OR by following the enclosed instructions to provide voting instructions by telephone or via the Internet.

By Order of the Boards,

Ira P. Shapiro

Secretary of the Funds

            , 2012

APPENDIX A

FUND INFORMATION

The following table lists, with respect to each Fund, the total number of shares outstanding and the managed assets of the Fund on April 4, 2012, the record date for voting at the meeting.

Ticker	Fund	Form of Organization	Total Common Shares Outstanding	Total AMPS Shares Outstanding	Managed Assets ($) (‘000s)
RFA	BlackRock Investment Quality Municipal Income Trust	Massachusetts Business Trust

RNJ	BlackRock New Jersey Investment Quality Municipal Trust, Inc.	Maryland Corporation

RNY	BlackRock New York Investment Quality Municipal Trust, Inc.	Maryland Corporation

A-1

APPENDIX B

5% BENEFICIAL SHARE OWNERSHIP

As of March 31, 2012, to the best knowledge of each Fund, the following persons beneficially owned more than 5% of the outstanding shares of the class of the Funds indicated.

Fund	Investor	Address	Common Shares Held	Common Shares % Held	AMPS Held	AMPS % Held

RFA

RNJ

RNY

B-1

APPENDIX C

FORM OF PLAN OF LIQUIDATION AND [DISSOLUTION/TERMINATION]

This Plan of Liquidation and [Dissolution/Termination] (this “Plan”) is intended to accomplish the complete liquidation and [dissolution/termination] of [Fund Name], a [Maryland corporation/Massachusetts business trust], in accordance with the requirements of [Maryland/Massachusetts] law and pursuant to the terms of the Charter of the Fund as amended and supplemented through the date hereof, and provides as follows:

1.	The effective date of this Plan (the “Adoption Date”) shall be , 2012.

2.	Any officer or director of the Funds (the “Authorized Officers”) shall have the responsibility to take such actions under this Plan, on or after the Adoption Date, as may be necessary or appropriate to implement this Plan and to oversee the complete liquidation and winding up of the Fund pursuant hereto.

3.	The following actions shall be completed as promptly as practicable following the Adoption Date, and following the Adoption Date, the Fund shall be continued in existence as [a corporation/business trust] to undertake the following actions (but in no event after the Adoption Date shall the Fund be continued to conduct the business for which the Fund was organized or otherwise continued as a going concern):

(a)	settling and closing the Fund’s business in an organized and deliberate manner, including notifying the Fund’s service providers of the termination of their agreements with the Fund;

(b)	disposing of, conveying and liquidating the remaining property of the Fund to one or more persons at public or private sale for consideration that may consist in whole of in part of cash, securities or other property of any kind;

(c)	applying and distributing the proceeds of such liquidation to discharge or make reasonable provision for the Fund’s debts and liabilities;

(d)	declaring and paying final dividends on the outstanding preferred shares and paying all cumulative declared dividends thereon that remain unpaid, if any, and redeeming the outstanding preferred shares in accordance with their terms and applicable law;

(e)	holding the proceeds of the orderly liquidation of the Fund’s assets in cash or cash equivalents during the Liquidation Period (defined below);

(f)	distributing any remaining property in cash or in kind or partly in each (after paying or adequately providing for the payment of all debts and liabilities of the Fund) among the holders of outstanding shares of common stock of the Fund in accordance with the provisions of the Charter of the Fund; and

(g)	filing necessary or appropriate paperwork with the [State of Maryland/Commonwealth of Massachusetts], if any, to [dissolve/terminate] the Fund and with the Securities and Exchange Commission to cease the Fund’s registration as an investment company under the Investment Company Act of 1940 and as may otherwise be determined to be necessary or desirable to dissolve the Fund and wind-up its affairs.

4.	To assist in effecting the complete liquidation, winding-up and dissolution of the Fund in accordance with this Plan, the Authorized Officers are hereby authorized and directed to delegate any of their duties and responsibilities to any adviser, administrator, custodian, transfer agent, distributor or other service provider pursuant to its applicable service agreement with the Fund.

5.	The Authorized Officers of the Fund are hereby authorized and directed to execute all documents, file all papers and take all actions as such persons deem necessary or desirable for the purpose of effecting the complete liquidation, winding-up and dissolution of the Fund in accordance with this Plan.

6.	Within the period beginning on the Adoption Date and ending on the date of the final liquidating distribution of the Fund’s assets (such date the “Liquidation Date” and such period the “Liquidation Period”), the Fund shall have the authority to engage in such transactions as may be necessary or appropriate to the sale or other disposition of its assets.

7.	On and after the Adoption Date, the Fund shall not at any time, enter into or engage in any trade or business, and no part of the assets of the Fund shall be used or disposed of by the [directors/trustees], officers, employees, or agents of a Fund in furtherance of any trade or business. On and after the Adoption Date, the [directors/trustees], officers, employees and agents of the Fund shall be restricted to the holding and collection of the assets and the distribution thereof and the payment of or provision for the liabilities of the Fund, for the purposes set forth in this Plan. In no event shall the Fund receive any property, make any distribution, satisfy or discharge any claims, expenses, charges, liabilities or obligations or otherwise take any action that is inconsistent with the complete liquidation, winding up and [dissolution/termination] of the Fund. Notwithstanding anything else set forth herein, the Fund may hold its cash in high-quality, short-term investments to preserve the value of such cash pending its distribution to investors, such as in demand deposits, money market funds or overnight “sweep” accounts.

8.	On and after the Adoption Date, the Fund shall not receive transfers of any assets prohibited by Revenue Procedure 82-58, as the same may be amended, supplemented or modified, including, but not limited to, any listed stock or securities, any readily marketable assets (other than short-term instruments pending use to pay liabilities or make distributions to stockholders), any operating assets of a going business, any unlisted stock of a single issuer that represents 80 percent or more of the stock of such issuer or any general or limited partnership interests.

9.	Within the Liquidation Period, the Fund shall pay or discharge, or set aside cash, securities or other assets for the payment or discharge of, or to otherwise provide for, its liabilities and obligations, including contingent or unascertained liabilities and obligations determined or otherwise reasonably estimated to be due either by an Authorized Officer or a court of competent jurisdiction, including among the foregoing, and without limiting the generality of the foregoing, administrative and investment advisory expenses, interest, penalties, taxes, assessments and public charges of every kind and nature.

10.	The Fund shall mail notice of its impending liquidation to known creditors and all employees of the Fund as soon as practicable after the date hereof, if such notice has not already been provided. The Authorized Officers of the Fund shall take any and all other actions as may be necessary or appropriate to carry out the provisions of this Plan and to effect the complete liquidation and [dissolution/termination] of the Fund under [Maryland/Massachusetts] law.

11.	On the Adoption Date, the Fund shall terminate its automatic dividend reinvestment plan in accordance with its terms and applicable law.

12.

The Authorized Officers are hereby authorized to form a liquidating trust (the “Liquidating Trust”) under the laws of the [State of Maryland/Commonwealth of Massachusetts] and to cause a Liquidating Trust Agreement substantially similar to the form of agreement presented at this meeting to be executed by              and            , as Trustees of the Liquidating Trust, and              as [Maryland/Massachusetts] Trustee of the Liquidating Trust. The Authorized Officers also are authorized and directed to transfer and assign to the Liquidating Trust on the Liquidation Date any assets of the Fund that have not been reduced to cash and distributed to the Fund’s shareholders or deemed necessary or advisable to transfer to the Liquidating Trust assets believed to be sufficient to provide for the potential or contingent liabilities and obligations of the Fund. The Authorized Officers are also authorized to transfer and assign to the Liquidating Trust on the Liquidation Date all unsatisfied liabilities and obligations of the Fund, known or unknown and contingent or fixed.

13.	The Authorized Officers of the Fund are authorized to approve such changes to the terms of any of the transactions referred to herein, to interpret any of the provisions of this Plan, and to make, execute and deliver such other agreements, conveyances, assignments, transfers, certificates and other documents and take such other action as such directors and officers deem necessary or desirable in order to carry out the provisions of this Plan and effect the complete liquidation, winding-up and [dissolution/termination] of the Fund.

14.	Before Articles of Dissolution are filed with the [State of Maryland/Commonwealth of Massachusetts], the Board may amend, abandon, or rescind this Plan by a majority vote of the [Directors/Trustees] and direct that the proposed amendment, abandonment, or rescission be submitted to a Fund’s stockholders for approval.

PRELIMINARY PROXY MATERIALS—SUBJECT TO COMPLETION

FORM OF PROXY CARD FOR COMMON SHAREHOLDERS OF RNJ AND RNY

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

[NAME OF FUND]	PROXY
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 31, 2012 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

COMMON SHARES

The undersigned hereby appoints John Perlowski, Brendan Kyne and Jay Fife, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the above named fund held of record by the undersigned on April 4, 2012 at the Special Meeting of Shareholders of the Fund to be held on May 31, 2012 or at any adjournments, postponements or delays thereof. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Special Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE LIQUIDATION OF YOUR FUND.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE SPECIAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

VOTE VIA THE INTERNET: www.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature

Signature of joint owner, if any

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for

[Name of Fund]

Special Meeting of Shareholders to Be Held on May 31, 2012.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk23482

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE FUND. THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE LIQUIDATION OF YOUR FUND.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

		FOR	WITHHOLD	ABSTAIN
1.	TO APPROVE THE LIQUIDATION AND DISSOLUTION OF THE FUND PURSUANT TO THE PLAN OF LIQUIDATION AND DISSOLUTION.	[ ]	[ ]	[ ]

THE PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT, POSTPONEMENT OR DELAY THEREOF.

PRELIMINARY PROXY MATERIALS—SUBJECT TO COMPLETION

FORM OF PROXY CARD FOR PREFERRED SHAREHOLDERS OF RNJ AND RNY

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

[NAME OF FUND]	PROXY
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 31, 2012 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PREFERRED SHARES

The undersigned hereby appoints John Perlowski, Brendan Kyne and Jay Fife, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the above named fund held of record by the undersigned on April 4, 2012 at the Special Meeting of Shareholders of the Fund to be held on May 31, 2012 or at any adjournments, postponements or delays thereof. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Special Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE LIQUIDATION OF YOUR FUND.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE SPECIAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

VOTE VIA THE INTERNET: www.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature

Signature of joint owner, if any

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for

[Name of Fund]

Special Meeting of Shareholders to Be Held on May 31, 2012.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk23482

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE FUND. THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE LIQUIDATION OF YOUR FUND.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

		FOR	WITHHOLD	ABSTAIN
1.	TO APPROVE THE LIQUIDATION AND DISSOLUTION OF THE FUND PURSUANT TO THE PLAN OF LIQUIDATION AND DISSOLUTION.	[ ]	[ ]	[ ]

THE PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT, POSTPONEMENT OR DELAY THEREOF.

PRELIMINARY PROXY MATERIALS—SUBJECT TO COMPLETION

FORM OF PROXY CARD FOR COMMON SHAREHOLDERS OF RFA

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

                             Please detach at perforation before mailing.

BLACKROCK INVESTMENT QUALITY MUNICIPAL INCOME TRUST	PROXY
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 31, 2012 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

COMMON SHARES

The undersigned hereby appoints John Perlowski, Brendan Kyne and Jay Fife, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the above named fund held of record by the undersigned on April 4, 2012 at the Special Meeting of Shareholders of the Fund to be held on May 31, 2012 or at any adjournments, postponements or delays thereof. The validity of this proxy is governed by Massachusetts law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Special Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE LIQUIDATION OF YOUR FUND.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE SPECIAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

VOTE VIA THE INTERNET: www.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature

Signature of joint owner, if any

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for

BlackRock Investment Quality Municipal Income Trust

Special Meeting of Shareholders to Be Held on May 31, 2012.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk23482

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE FUND. THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE LIQUIDATION OF YOUR FUND.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

		FOR	WITHHOLD	ABSTAIN
1.	TO APPROVE THE LIQUIDATION AND TERMINATION OF THE FUND PURSUANT TO THE PLAN OF LIQUIDATION AND TERMINATION.	[ ]	[ ]	[ ]

THE PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT, POSTPONEMENT OR DELAY THEREOF.

PRELIMINARY PROXY MATERIALS—SUBJECT TO COMPLETION

FORM OF PROXY CARD FOR PREFERRED SHAREHOLDERS OF RFA

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

                             Please detach at perforation before mailing.

BLACKROCK INVESTMENT QUALITY MUNICIPAL INCOME TRUST	PROXY
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 31, 2012 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

PREFERRED SHARES

The undersigned hereby appoints John Perlowski, Brendan Kyne and Jay Fife, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the above named fund held of record by the undersigned on April 4, 2012 at the Special Meeting of Shareholders of the Fund to be held on May 31, 2012 or at any adjournments, postponements or delays thereof. The validity of this proxy is governed by Massachusetts law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Special Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE LIQUIDATION OF YOUR FUND.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE SPECIAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

VOTE VIA THE INTERNET: www.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature

Signature of joint owner, if any

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for

BlackRock Investment Quality Municipal Income Trust

Special Meeting of Shareholders to Be Held on May 31, 2012.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk23482

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE FUND. THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE LIQUIDATION OF YOUR FUND.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

		FOR	WITHHOLD	ABSTAIN
1.	TO APPROVE THE LIQUIDATION AND TERMINATION OF THE FUND PURSUANT TO THE PLAN OF LIQUIDATION AND TERMINATION.	[ ]	[ ]	[ ]

THE PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT, POSTPONEMENT OR DELAY THEREOF.